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                                                                Exhibit 10.21


American Stock Transfer & Trust Company ("AST&T")
40 Wall Street
New York, NY  10005

Ladies and Gentlemen:

         In order to induce AST&T, and Optimum Health Services, Inc. (together with its predecessors, successors and assigns, the "Company") to enter into a Rights Offering agreement with respect to the offering of 1,000,000 shares of Common Stock to its shareholders, the undersigned hereby agrees that for a period of thirteen (13) months following the close of the Rights Offering (the "Management Lock-up Period"), he, she or it will not, without the prior written consent of the Company's counsel, directly or indirectly, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of any shares of Common Stock or options, rights, warrants or other securities convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for shares of Common Stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the "Securities").

         In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the Transfer Agent of the Company's securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned.

Dated:   ___________, 1998

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